UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number             811-22762

                Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720

                                                     Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

Donald F. Crumrine

Flaherty & Crumrine Incorporated

301 E. Colorado Boulevard, Suite 720

                                               Pasadena, CA 91101

(Name and address of agent for service)

Registrant’s telephone number, including area code:  626-795-7300

Date of fiscal year end: November 30

Date of reporting period: February 28, 2014

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investment is attached herewith.

FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME FUND

To the Shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund:

DFP’s fiscal 2014 got off to a strong start, as preferred securities continued to recover from 2013’s mid-year swoon. Total return on net asset value1 was +5.8% for the first fiscal quarter.2 Market price performance was even better: The Fund’s market price discount to NAV narrowed, generating total return on market value for the fiscal quarter of +13.0%.

The Fund also announced a monthly dividend increase to $0.16 per share, beginning in December 2013. This represented an increase of approximately 2.5% from the prior monthly dividend.

After a difficult stretch during the second half of 2013, the preferred securities market seemed ripe for recovery, and it didn’t disappoint. One probably would not have concluded that in December, however, when long-term interest rates rose to their highest levels of the year (nearly 4% for the 30-year Treasury bond) after the Federal Reserve began to taper its securities purchases. Many holders of preferred securities— particularly $25-par issues—sold them to book tax losses before year-end. Such selling pressure hurt prices even more. Preferred securities’ prices ended 2013 at or near their lows for the year.

As 2014 began, preferred securities started to turn around. Unusually cold temperatures and heavy snowfall blanketed much of the United States from December through February, dampening economic activity. Job growth sputtered, personal spending eased and housing activity slowed. The 30-year Treasury bond yield drifted back down to finish the fiscal quarter at 3.58%, 0.23% lower than where it started in December. Meanwhile, fundamental credit conditions—profits, balance sheets and loan performance, among others—continued to improve for most preferred issuers.

As fears of sharply higher interest rates faded and tax-loss selling ran its course, preferred investors returned to the market. And they had company! Some investors who typically focus on other fixed-income markets, such as corporate or high-yield bonds, also bought preferred securities, attracted by their higher yields in an otherwise low-yield environment. Those other fixed-income markets dwarf the preferred market in size, so even a small reallocation to preferreds inside a bond portfolio can translate into a lot of dollars being invested in preferreds. Demand for preferred securities picked up noticeably.

Among major issuers, financial companies, especially banks, are adapting to new rules and regulations implemented since the financial crisis. Regular readers of our letters will recall many discussions about Basel III and other regulatory pronouncements. These regulations are intended to strengthen balance sheets and improve transparency—positives for preferred investors. In almost every case in the U.S. and abroad, preferred securities are, or will be, an integral component of capital. As a result, we have seen and will continue to see a steady supply of new preferred issues. However, new issuance has been modest in size and readily absorbed by investors; and spreads on these and secondary-market issues have gradually compressed.

Although interest-rate fears have receded recently, we know many Fund investors remain concerned about the possibility of rising interest rates. Three observations. First, although preferred security prices tend to move with intermediate and long-term Treasury yields, their correlation is not perfect. Yields on preferred

[1]	Following the methodology required by the SEC, total return assumes dividend reinvestment and includes income and principal change, plus the impact of the Fund’s leverage and expenses.
[2]	December 1, 2013—February 28, 2014

securities are high relative to Treasuries and corporate bonds, and they should be able to absorb some increase in Treasury yields while still generating positive total returns. We think improving credit fundamentals support that view.

Second, as the Fund’s experience in 2013’s third fiscal quarter demonstrated, prices of preferred securities can fall when interest rates increase significantly. However, preferred securities pay dividends year-in and year-out. If we have picked our credits correctly, over time, those dividends can turn modest principal losses into positive total returns. Shareholders probably will have to live through some quarter-to-quarter volatility, but we think prospective returns on preferred securities remain attractive for long-term investors.

Third, there are a number of ways we can manage interest-rate risk in a portfolio of preferred securities, even if we exclude outright interest-rate hedging. In particular, so-called “fixed-to-floating rate” preferred securities can offer attractive yields with only intermediate duration or interest-rate risk. A typical such security starts with a coupon rate that is fixed for five or 10 years and then floats at a margin over an index (usually 3-month LIBOR). These preferred securities have credit risk similar to fixed-rate issues, but they can have much less interest-rate risk. Of course, not all fixed-to-floating rate preferred securities are the same, and none are riskless. Investors need to evaluate each issue’s creditworthiness, terms and conditions carefully, something we spend a lot of time doing. As of February 28, 2014, roughly 71% of the Fund’s portfolio was comprised of fixed-to-floating rate issues, and they fit well with our market outlook.

In addition to managing interest-rate risk in its portfolio of preferred securities, the Fund also fixed the cost of a little more than 90% of its leverage until December 2015. This fixed pricing provides comfort that any increases in short-term rates before that date will not immediately limit the Fund’s ability to maintain its current dividend level due to higher leverage cost.

We expect economic growth to improve in the second quarter as weather effects fade. We don’t think weather was the whole story behind sluggish first-quarter growth, but it was an important factor, and one that inevitably will thaw come spring. Stronger growth may push interest rates higher once again. However, for 2014 as a whole, we foresee modest economic growth, improving credit conditions and accommodative monetary policy. That should translate into gradually (if erratically) rising Treasury rates along with narrower yield spreads on preferred securities. Investors should be prepared for some volatility over coming quarters, but we think “coupon” or “coupon minus a bit” returns on preferred securities should remain attractive for long-term investors.

As always, we encourage you to visit the Fund’s website, www.preferredincome.com, for current information on preferred-securities markets, the Fund and the broader economy.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team:

R. Eric Chadwick

Donald F. Crumrine

Robert M. Ettinger

Bradford S. Stone

March 31, 2014

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OVERVIEW

February 28, 2014 (Unaudited)

Fund Statistics

Net Asset Value	$23.47

Market Price	$21.91

Discount	6.65%

Yield on Market Price	8.76%

Common Stock Shares Outstanding	19,156,782

Moody’s Ratings	% of Net Assets†

A	2.1%

BBB	51.2%

BB	38.2%

Below “BB”	3.2%

Not Rated*	3.9%

Below Investment Grade**	26%

*	Does not include net other assets and liabilities of 1.4%.
**	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Citigroup	4.8%

JPMorgan Chase	4.7%

MetLife	4.2%

Liberty Mutual Group	4.2%

Prudential Financial	3.7%

PNC Financial Services Group	3.6%

HSBC PLC	3.3%

Barclays Bank PLC	3.2%

Royal Bank of Scotland PLC	3.2%

Wells Fargo & Company	3.1%

% of Net Assets***†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	54%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	34%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

February 28, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 97.5%
	Banking — 49.7%
11,750	AgStar Financial Services ACA, 6.75% Pfd., 144A****	$11,741,922	*	(1)
103,166	Astoria Financial Corp., 6.50% Pfd., Series C	2,450,450	*	(1)
	Banco Santander, S.A.:
296,121	Banco Santander, 10.50% Pfd., Series 10	7,936,487	*	*(1)(2)
	Bank of America:
$10,000,000	Bank of America Corporation, 8.00%	11,455,590	*	(1)
$7,110,000	Bank of America Corporation, 8.125%	8,144,007	*	(1)
	Barclays Bank PLC:
$9,062,000	Barclays Bank PLC, 6.278%	8,940,986	*	*(1)(2)
60,000	Barclays Bank PLC, 7.10% Pfd.	1,535,400	*	*(2)
$8,972,000	Barclays Bank PLC, 7.434%, 144A****	10,003,780	*	*(1)(2)
31,907	Barclays Bank PLC, 8.125% Pfd., Series 5	826,391	*	*(1)(2)
44,933	BB&T Corporation, 5.625% Pfd., Series E	990,840	*
$19,300,000	BNP Paribas, 7.195%, 144A****	20,530,375	*	*(1)(2)
	Citigroup:
1,145,919	Citigroup, Inc., 6.875% Pfd., Series K	29,818,531	*
85,400	Citigroup, Inc., 7.125% Pfd., Series J	2,275,910	*
	CoBank ACB:
1,700	CoBank ACB, 6.25% Pfd., 144A****	171,275	*
175,000	Fifth Third Bancorp, 6.625% Pfd., Series I	4,651,938	*
33,550	First Niagara Financial Group, Inc., 8.625% Pfd.	949,180	*	(1)
25,000	First Republic Bank, 6.20% Pfd.	599,813	*
	Goldman Sachs Group:
172,000	Goldman Sachs, 5.95% Pfd., Series I	3,963,138	*	(1)
$11,892,000	Goldman Sachs Capital I, 6.345% 02/15/34	12,419,410	(1)
	HSBC PLC:
$4,458,000	HSBC Capital Funding LP, 10.176%, 144A****	6,452,955	(1	)(2)
70,800	HSBC Holdings PLC, 8.00% Pfd., Series 2	1,902,573	*	*(2)
$3,910,000	HSBC USA Capital Trust I, 7.808% 12/15/26, 144A****	3,973,537
$1,100,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	1,118,224
343,800	HSBC USA, Inc., 6.50% Pfd., Series H	8,584,273	*
	ING Groep NV:
160,000	ING Groep NV, 6.375% Pfd.	3,936,000	*	*(1)(2)
38,082	ING Groep NV, 7.05% Pfd.	969,625	*	*(2)
3,201	ING Groep NV, 7.20% Pfd.	81,634	*	*(1)(2)
235,000	ING Groep NV, 7.375% Pfd.	6,025,400	*	*(1)(2)
	JPMorgan Chase:
$10,700,000	JPMorgan Chase & Company, 6.00%, Series R	10,700,000	*	(1)
$18,500,000	JPMorgan Chase & Company, 7.90%, Series I	20,853,200	*	(1)

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
$14,022,000	Lloyds Banking Group PLC, 6.657%, 144A****	$14,022,000	*	*(1)(2)
	M&T Bank Corporation:
$1,500,000	M&T Bank Corporation, 6.450%, Series E	1,558,125	*
$2,590,000	M&T Bank Corporation, 6.875%, Series D, 144A****	2,594,576	*
	Morgan Stanley:
2,980	Morgan Stanley Capital Trust III, 6.25% Pfd.	74,299
39,002	Morgan Stanley Capital Trust IV, 6.25% Pfd.	978,708	(1)
368,430	Morgan Stanley, 6.875%, Pfd., Series F	9,534,968	*
91,200	Morgan Stanley, 7.125%, Pfd., Series E	2,444,297	*
	PNC Financial Services:
451,824	PNC Financial Services Group, Inc., 6.125% Pfd., Series P	11,802,772	*	(1)
$11,748,000	PNC Financial Services Group, Inc., 6.75%	12,640,953	*	(1)
$8,625,000	RaboBank Nederland, 11.00%, 144A****	11,406,563	(1	)(2)
	Royal Bank of Scotland:
$4,825,000	RBS Capital Trust II, 6.425%	4,674,219	*	*(1)(2)
13,000	Royal Bank of Scotland Group PLC, 6.60% Pfd., Series S	299,910	*	*(2)
647,500	Royal Bank of Scotland Group PLC, 7.25% Pfd., Series T	16,187,500	*	*(1)(2)
318,447	SunTrust Banks, Inc., 5.875% Pfd.	7,145,155	*
110,000	US Bancorp, 6.50%, Pfd., Series F	3,055,943	*	(1)
$18,000,000	Wells Fargo & Company, 7.98%, Series K	20,610,000	*	(1)
$10,000,000	Zions Bancorporation, 7.20%, Series J	10,400,000	*

		333,432,832

	Financial Services — 1.7%
$5,600,000	Charles Schwab Corporation, 7.00%	6,412,000	*	(1)
	Deutsche Bank:
89,000	Deutsche Bank Contingent Capital Trust III, 7.60% Pfd.	2,352,493	*	*(1)(2)
8,103	Deutsche Bank Contingent Capital Trust V, 8.05% Pfd.	220,645	*	*(1)(2)
$2,000,000	General Electric Capital Corp., 7.125%, Series A	2,273,616	*	(1)
	HSBC PLC:
8,500	HSBC Finance Corporation, 6.36% Pfd., Series B	206,231	*

		11,464,985

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — 31.6%
	American International Group:
$4,000,000	AIG Life Holdings, Inc., 7.57%, 144A****	$4,800,000	(1)
$7,100,000	AIG Life Holdings, Inc., 8.125%, 144A****	8,928,250	(1)
$5,000,000	American International Group, Inc., 8.175% 05/15/58	6,464,000	(1)
$1,010,000	Aon Corporation, 8.205% 01/01/27	1,238,300
314,127	Arch Capital Group, Ltd., 6.75% Pfd., Series C	7,872,808	*	*(1)(2)
	AXA SA:
$7,550,000	AXA SA, 6.379%, 144A****	7,870,875	*	*(1)(2)
$8,950,000	AXA SA, 8.60% 12/15/30	11,567,875	(1	)(2)
	Axis Capital Holdings:
4,300	Axis Capital Holdings Ltd., 5.50% Pfd., Series D	87,387	*	*(2)
459,952	Axis Capital Holdings Ltd., 6.875% Pfd., Series C	11,651,734	*	*(1)(2)
6,000	Delphi Financial Group, 7.376% Pfd. 05/15/37	149,625
41,000	Endurance Specialty Holdings, 7.50% Pfd., Series B	1,078,813	*	*(2)
$988,000	Everest Re Holdings, 6.60% 05/15/37	996,645	(1)
	GWL&A Financial:
$1,526,000	Great West Life & Annuity Insurance, 7.153% 05/16/46, 144A****	1,579,410	(1)
	Liberty Mutual Group:
$17,950,000	Liberty Mutual Group, 7.80% 03/15/37, 144A****	19,565,500	(1)
$5,520,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	8,390,400	(1)
$13,000,000	Lincoln National Corporation, 7.00% 05/17/66	13,325,000	(1)
	MetLife:
$3,759,000	MetLife, Inc., 10.75% 08/01/39	5,676,090	(1)
$17,200,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	22,489,000	(1)
	PartnerRe:
20,486	PartnerRe Ltd, 5.875%, Pfd. Series F	443,522	*	*(2)
37,556	PartnerRe Ltd., 6.50% Pfd., Series D	913,831	*	*(2)
71,237	PartnerRe Ltd., 7.250% Pfd., Series E	1,838,627	*	*(2)
720,000	Principal Financial Group, 6.518% Pfd., Series B	18,052,200	*
	Prudential Financial:
$6,930,000	Prudential Financial, Inc., 5.625% 06/15/43	7,189,875	(1)
$6,375,000	Prudential Financial, Inc., 5.875% 09/15/42	6,661,875	(1)
$9,070,000	Prudential Financial, Inc., 8.875% 06/15/38	11,110,750	(1)
	QBE Insurance:
$8,000,000	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	8,351,688	(1	)(2)
$350,000	StanCorp Financial Group, 6.90% 06/01/67	353,500
288,323	W.R. Berkley Corporation, 5.625% Pfd.	6,107,402

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2014 (Unaudited)

Shares/$ Par		Value
Preferred Securities — (Continued)
	Insurance — (Continued)
	XL Group PLC:
$17,080,000	XL Capital Ltd., 6.50%, Series E	$16,930,550	(1	)(2)

		211,685,532

	Utilities — 4.9%
	Commonwealth Edison:
$2,000,000	COMED Financing III, 6.35% 03/15/33	$1,970,000
10,400	Entergy Louisiana, Inc., 6.95% Pfd.	1,041,950	*
116,000	Integrys Energy Group, Inc., 6.00% Pfd.	2,895,534
	PPL Corp:
$19,500,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	19,562,127	(1)
$5,500,000	Puget Sound Energy, Inc., 6.974% 06/01/67	5,606,370
$2,000,000	Southern California Edison Co., 6.25%, Series E	2,129,352	*

		33,205,333

	Energy — 2.7%
$9,780,000	DCP Midstream LLC, 5.85% 05/21/2043, 144A****	9,217,650	(1)
$4,000,000	Enbridge Energy Partners LP, 8.05% 10/01/37	4,508,388	(1)
$3,675,000	Enterprise Products Partners, 7.034% 01/15/68, Series B	4,110,318	(1)

		17,836,356

	Real Estate Investment Trust (REIT) — 6.3%
425,148	Alexandria Real Estate, 6.45% Pfd. Series E	10,152,534
	Duke Realty Corp.:
100,000	Duke Realty Corp, 6.50% Pfd., Series K	2,412,500
234,877	Duke Realty Corp, 6.60% Pfd., Series L	5,705,515
	Kimco Realty:
18,500	Kimco Realty Corporation, 5.50% Pfd, Series J	389,610
5,000	Kimco Realty Corporation, 5.625% Pfd. Series K	107,063
47,308	Kimco Realty Corporation, 6.00% Pfd. Series I	1,083,651
116,006	Kimco Realty Corporation, 6.90% Pfd, Series H	2,988,315	(1)
	National Retail Properties:
45,300	National Retail Properties, Inc., 5.70% Pfd, Series E	940,541
27,879	National Retail Properties, Inc., 6.625% Pfd, Series D	665,541

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2014 (Unaudited)

Shares/$ Par		Value
Preferred Securities — (Continued)
	Real Estate Investment Trust (REIT) — (Continued)
	PS Business Parks:
23,808	PS Business Parks, Inc., 5.70% Pfd., Series V	$506,456
20,867	PS Business Parks, Inc., 5.75%, Pfd., Series U	444,676
487,476	PS Business Parks, Inc., 6.00% Pfd., Series T	10,938,961
97,606	PS Business Parks, Inc., 6.45% Pfd., Series S	2,316,434		(1)
12,180	PS Business Parks, Inc., 6.875% Pfd., Series R	308,276		(1)
112,614	Public Storage, 6.35% Pfd, Series R	2,842,659
7,035	Regency Centers Corp, 6.625% Pfd., Series 6	169,624
8,313	Weingarten Realty Investors, 6.50% Pfd., Series F	201,611		(1)

		42,173,967

	Miscellaneous Industries — 0.6%
$4,430,000	Textron Financial Corporation, 6.00% 02/15/67, 144A****	3,998,075	(1)

		3,998,075

	Total Preferred Securities (Cost $656,554,591)	653,797,080

Corporate Debt Securities — 1.0%
	Banking — 0.9%
$700,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	801,332
112,876	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	2,659,641		(1)
100,000	Zions Bancorporation, 6.95%, 09/15/28, Sub Notes	2,681,250

		6,142,223

	Financial Services — 0.1%
39,267	Affiliated Managers Group, Inc., 6.375% 08/15/42	960,530	(1)

		960,530

	Total Corporate Debt Securities (Cost $6,982,150)	7,102,753

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2014 (Unaudited)

Shares/$ Par		Value

Money Market Fund — 0.3%

	BlackRock Liquidity Funds:
1,963,829	T-Fund	$1,963,829

	Total Money Market Fund (Cost $1,963,829)	1,963,829

Total Investments (Cost $665,500,570***)	98.8%		662,863,662

Other Assets And Liabilities (Net)	1.2%		7,739,267

Total Managed Assets	100.0%	‡	$670,602,929

Loan Principal Balance			(221,000,000)

Total Net Assets Available To Common Stock			$449,602,929

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At February 28, 2014, these securities amounted to $177,206,055 or 26.4% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $393,273,314 at February 28, 2014.
(2)	Foreign Issuer.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
Pfd.	—	Preferred Securities
REIT	—	Real Estate Investment Trust

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2013 through February 28, 2014 (Unaudited)

Value
OPERATIONS:
Net investment income	$8,251,953
Net realized gain/(loss) on investments sold during the period	(292,825)
Change in net unrealized appreciation/depreciation of investments	16,086,192

Net increase in net assets resulting from operations	24,045,320

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(10,191,408)

Total Distributions to Common Stock Shareholders	(10,191,408)

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
FOR THE PERIOD	$13,853,912

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$435,749,017
Net increase in net assets during the period	13,853,912

End of period	$449,602,929

(1)

These tables summarize the three months ended February 28, 2014 and should be read in conjunction with the Fund’s financial statements, including footnotes, in its Annual Report dated November 30, 2013.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from December 1, 2013 through February 28, 2014 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$22.75

INVESTMENT OPERATIONS:
Net investment income	0.43
Net realized and unrealized gain/(loss) on investments	0.82

Total from investment operations	1.25

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.53)

Total distributions to Common Stock Shareholders	(0.53)

Net asset value, end of period	$23.47

Market value, end of period	$21.91

Common Stock shares outstanding, end of period	19,156,782

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	7.64	%*
Operating expenses including interest expense	1.70	%*
Operating expenses excluding interest expense	1.12	%*

SUPPLEMENTAL DATA:††
Portfolio turnover rate	6	%**
Total managed assets, end of period (in 000’s)	$670,603
Ratio of operating expenses including interest expense to total managed assets	1.13	%*
Ratio of operating expenses excluding interest expense to total managed assets	0.74	%*

(1)

These tables summarize the three months ended February 28, 2014 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2013.

*	Annualized.
**	Not Annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2013	$0.2120	$22.46	$20.53	$20.49
January 31, 2014	0.1600	22.95	20.90	20.86
February 28, 2014	0.1600	23.47	21.91	21.92

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Aggregate Information for Federal Income Tax Purposes

At February 28, 2014, the aggregate cost of securities for federal income tax purposes was $667,232,966, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $8,060,788 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $12,430,092.

2.	Additional Accounting Standards

Fair Value Measurements: The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

• Level 1	–	quoted prices in active markets for identical securities
• Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of February 28, 2014 is as follows:

	Total Value at February 28, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$333,432,832	$241,424,420	$92,008,412	$—
Financial Services	11,464,985	11,464,985	—	—
Insurance	211,685,532	128,709,114	82,976,418	—
Utilities	33,205,333	22,457,661	10,747,672	—
Energy	17,836,356	4,508,388	13,327,968	—
Real Estate Investment (REIT)	42,173,967	42,173,967	—	—
Miscellaneous Industries	3,998,075	—	3,998,075	—
Corporate Debt Securities	7,102,753	6,301,421	801,332	—
Money Market Fund	1,963,829	1,963,829	—	—

Total Investments	$662,863,662	$459,003,785	$203,859,877	$—

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

During the reporting period, there were no transfers into Level 1 from Level 2 or into Level 2 from Level 1.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services—approved by the Board and unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active participant in the markets.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

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Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer,

Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Vice President and

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Dynamic Preferred and Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent ––

BNY Mellon c/o Computer share

P.O. Box 30170

College Station, TX 77842-3170

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly

Report

February 28, 2014

www.preferredincome.com

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief
Executive Officer
(principal executive officer)

Date	04/21/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief
Executive Officer
(principal executive officer)

Date	04/21/2014

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Financial Officer, Treasurer and Vice
President
(principal financial officer)

Date	04/21/2014

* Print the name and title of each signing officer under his or her signature.